Arbitral Award, Settlement Agreement and Mining Data Sale	6 Months Ended
Jun. 30, 2020
Arbitral Award Settlement Agreement And Mining Data Sale
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Note 3. Arbitral Award, Settlement Agreement and Mining Data Sale:

In October 2009 we initiated a claim (the "Brisas Arbitration") under the Additional Facility Rules of the International Centre for the Settlement of Investment Disputes ("ICSID") to obtain compensation for the losses caused by the actions of Venezuela that terminated our previous mining project known as the "Brisas Project." On September 22, 2014, we were granted an Arbitral Award (the "Award") totaling $740.3 million.

In July 2016, we signed the Settlement Agreement, subsequently amended, whereby Venezuela agreed to pay us a total of approximately $1.032 billion which is comprised of $792 million to satisfy the Award (including interest) and $240 million for the purchase of our mining data related to the Brisas Project (the "Mining Data")) and was to be settled in a series of payments ending on or before June 15, 2019. As agreed, the first $240 million received by Gold Reserve from Venezuela has been recognized as proceeds from the sale of the Mining Data.

To date, the Company has received payments of approximately $254 million pursuant to the Settlement Agreement (excluding $21.5 million that remains in the Trust Account. See Note 4, Cash and Cash Equivalents). The remaining unpaid amount due from Venezuela pursuant to the Settlement Agreement, which is now delinquent, totals approximately $893 million (including interest of approximately $115 million) as of the date of the Interim Consolidated Financial Statements.

In addition to other constraints, the Sanctions restrict the Company from working with those Venezuelan government officials responsible for the payment and transfer of funds associated with the Settlement Agreement which adversely impacts our ability to collect the remaining balance of the Award plus interest and/or amounts due pursuant to the Settlement Agreement from Venezuela.

We have Contingent Value Rights ("CVRs") outstanding that entitle the holders to an aggregate of 5.466% of certain proceeds associated with the collection of the Award, sale of Mining Data or an enterprise sale (the "Proceeds"), less amounts for certain specified obligations, as well as a bonus plan as described below. As of June 30, 2020, the total cumulative estimated obligation due pursuant to the terms of the CVR from the sale of the Mining Data and collection of the Award was approximately $10.0 million, of which approximately $39 thousand remains payable to CVR holders.

We maintain a bonus plan (the "Bonus Plan") which is intended to compensate the participants, including executive officers, employees, directors and consultants for their past and present contributions to the Company. The bonus pool under the Bonus Plan is comprised of the gross proceeds collected or the fair value of any consideration realized less applicable taxes multiplied by 1.28% of the first $200 million and 6.4% thereafter. As of June 30, 2020, the total cumulative estimated obligation pursuant to the terms of the Bonus Plan from the sale of the Mining Data and collection of the Award was approximately $4.4 million, of which approximately $45 thousand remains payable to Bonus Plan participants.

In March 2020, the U.S. Congress passed legislation which allows companies to carryback net operating losses incurred in 2018, 2019 and 2020 to offset income earned in prior years. In response to this legislation, management reduced its estimate of the income tax due on amounts received in 2018 from the sale of Mining Data and collection of the Award. The effect of this change in estimate was to increase the net proceeds from the sale of the Mining Data and collection of the Award subject to the CVR and the Bonus Plan and as a result, the Company recorded an increase in its obligation to the CVR holders and Bonus Plan participants by approximately $39 thousand and $45 thousand, respectively.

Due to U.S. and Canadian Sanctions and the uncertainty of transferring the remaining cash held in the Trust Account to bank accounts outside of Venezuela, management only considers those funds received by the Company into its North American bank accounts as funds available for purposes of the CVR and Bonus Plan cash distributions.

Following receipt, if any, of additional funds pursuant to the Settlement Agreement and after applicable payments to CVR holders and Bonus Plan participants, we expect to distribute to our shareholders a substantial majority of any remaining amounts, subject to applicable regulatory requirements and retaining sufficient reserves for operating expenses, contractual obligations, accounts payable and income taxes, and any obligations arising as a result of the collection of the remaining amount owed by Venezuela (See Note 11, Return of Capital).